U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                January 18, 2008
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                                GREATBATCH, INC.
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             (Exact name of registrant as specified in its charter)



            Delaware                 1-16137                16-1531026
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  (State or other jurisdiction     (Commission             (IRS Employer
        of incorporation)          File Number)         Identification No.)



          9645 Wehrle Drive, Clarence, New York                14031
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         (Address of principal executive offices)            (Zip Code)


        Registrant's telephone number, including area code (716) 759-5600
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                                 Not Applicable
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         (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240 14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)).


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Item 5.02  Departure of Directors or Certain Officers; Election of Directors;
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           Appointment of Certain Officers; Compensatory Arrangements of Certain
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           Officers.
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     Thomas S. Summer has notified the Registrant that he will not stand for re-election at the Registrant's 2008 Annual Meeting of Stockholders because of responsibilities associated with a new employment position that he recently accepted. Mr. Summer will complete his current term as a director of the Registrant, which continues until the 2008 Annual Meeting of Stockholders.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: January 22, 2008                  GREATBATCH, INC.

                                         By: /s/ Timothy G. McEvoy
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                                             Timothy G. McEvoy
                                             Vice President, General Counsel &
                                             Secretary